UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 15, 2004

Golf Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 North Adger’s Wharf, Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

(843) 723-4653
(Registrant’s telephone number, including area code)

14 North Adger’s Wharf, Charleston, SC 29401
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 29, 2004, Golf Trust of America, Inc. (the “Company”) filed a Current Report on Form 8-K to report its settlement of certain issues and the acquisition of the Westin Innisbrook Golf (the “Resort”) Resort and other events as set forth more fully therein.  The Company indicated that it would file by amendment the financial information required by Form 8-K. On August 23, 2004 the requirements of Form 8-K were amended by the Securities and Exchange Commission in Release Nos. 33-8400; 34-49424, “Additional Form 8-K Disclosure Requirements and Acceleration of Filing Date.” This Amendment No. 1 to Form 8-K is filed to provide the required financial information as set forth in Item 9.01 below (former Item 7) and to amend Item 2.01 below (former Item 2). The numbering has been revised to conform to the new Form 8-K requirements.

Forward-Looking Statements

When used in this Form 8-K/A and in future filings by the Company with the Securities and Exchange Commission, in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “pro forma,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected. Such risks and uncertainties include, but are not limited to, the risk that cost savings and revenues resulting from taking title to the Resort and related legal entities may be lower than expected, the risk that liabilities incurred in connection with taking title to the Westin Innisbrook Golf Resort may prove greater than expected, industry cyclicality, fluctuations in customer demand and order patterns, the seasonal nature of the Company’s business, changes in pricing and general economic conditions, as well as other risks and uncertainties detailed in the Company’s other filings with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above and other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake, and specifically declines any obligation, to publicly release the result of any revisions which may be made to any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 2.01  Acquisition of Assets.

Golf Trust of America, L.P. (“Lender”), an affiliate of the Company, entered into a Settlement Agreement dated July 15, 2004 (the “Settlement Agreement”) with GTA-IB, LLC (“GTA-IB”), Golf Host Resorts, Inc. (“Borrower”), Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC relating to the settlement of a number of issues between the parties, including Borrower’s default under the $79 million loan made by Lender to the Borrower in June 1997.  Pursuant to the Settlement Agreement,

GTA-IB, an affiliate of the Lender and of the Company, settled claims relating to the loan to the Borrower and took ownership of the Westin Innisbrook Golf Resort.  In connection with the Settlement Agreement, GTA-IB and Westin Management Company South entered into a management agreement (the “Management Agreement”) providing for Westin’s management of the Westin Innisbrook Golf Resort, and Westin and Troon Golf L.L.C entered into a facility management agreement (the “Facility Management Agreement”) providing for Troon’s management of the golf facilities at the Westin Innisbrook Golf Resort. In addition, in connection with the Settlement Agreement and related agreements, Elk Funding, L.L.C., an entity affiliated with the borrower, provided a $2 million loan to Lender to fund certain capital expenditures and operations of the Resort (the “Elk Funding Loan Agreement”).  Lender and Borrower had previously entered into an agreement the (“Parcel F Development Agreement”) with the prospective purchaser of a parcel of undeveloped land within the Resort known as Parcel F.  The Parcel F Development Agreement was executed on March 29, 2004 and held in escrow pending the closing of the transactions contemplated by the Settlement Agreement.  The Parcel F Development Agreement provides for the terms and conditions under which Parcel F may be developed, including restrictions to avoid interference with the operations of the Resort.

The Settlement Agreement, the Management Agreement, the Facility Management Agreement, the Elk Funding Loan Agreement, the Parcel F Development Agreement and other agreements related to this settlement and title transfer were included as exhibits to the Company’s Current Report on Form 8-K filed on July 29, 2004.

Item 9.01  Financial Statements and Exhibits.

(a) and (b) The financial statements and pro forma financial information required as part of this item are being filed as Exhibit 99.2 to this amendment to the Company’s Current Report on Form 8-K, dated July 15, 2004. The financial statements and pro forma financial information being filed as Exhibit 99.2 to this amendment are as follows:

I.                                         Company Pro Forma Financial Statements (Unaudited)

Pro Forma  Condensed Consolidated Combined Statement of Net Assets as of June 30, 2004 (Liquidation Basis)

Pro Forma  Condensed Consolidated Combined Statement of Changes in Net Assets  for the Six Months Ended June 30, 2004 (Liquidation Basis)

Pro Forma  Condensed Consolidated Combined Statement of Changes in Net Assets for the Year Ended December 31, 2003 (Liquidation Basis)

Notes to Pro Forma  Condensed Consolidated Combined Financial Statements

II.                                     Golf Hosts, Inc. - Audited Financial Statements and Notes to Audited Financial Statements

Report of Independent Certified Public Accountants

Consolidated Balance Sheets as of December 31, 2003 and 2002

Consolidated Statements of Operations for the Years Ended December 31, 2003, 2002 and 2001

Consolidated Statements of Changes in Shareholder’s Deficit for the Years Ended December 31, 2003 and 2002

Consolidated Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001

Notes to Consolidated Financial Statements

III.                                 Golf Hosts, Inc. - Unaudited Financial Statements

Consolidated Balance Sheets as of June 30, 2004

Consolidated Statements of Operations for the Six Months Ended June 30, 2004 and 2003

Consolidated Statements of Changes in Shareholder’s Deficit for the Six Months Ended June 30, 2004

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003

Notes to Consolidated Financial Statements

(c) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.2

Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.3

Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P. (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.4

Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC (previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.5

Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.6

Facility Management Agreement dated July 15, 2004 by and between Troon Golf L.L.C. and Westin Management Company South (previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.7

Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B (previously filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.8	Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C. (previously filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

23*	Consent of PricewaterhouseCoopers LLP, the independent certified public accountants for Golf Hosts, Inc.

99.1

Press Release issued on July 15, 2004 announcing the execution of a Settlement Agreement with Golf Host (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

99.2*	Financial statements and pro forma financial information

*                                         Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto, duly authorized.

GOLF TRUST OF AMERICA, INC.

Date: November 15, 2004	By: /s/	W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

Date: November 15, 2004	By: /s/	Scott D. Peters
Scott D. Peters
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the Exhibits.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.2

Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.3

Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P. (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.4

Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC (previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.5

Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.6

Facility Management Agreement dated July 15, 2004 by and between Troon Golf L.L.C. and Westin Management Company South (previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.7

Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B (previously filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

10.8

Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C. (previously filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

23*	Consent of PricewaterhouseCoopers LLP, the independent certified public accountants for Golf Hosts, Inc.

99.1

Press Release issued on July 15, 2004 announcing the execution of a Settlement Agreement with Golf Host (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed July 29, 2004, and incorporated herein by reference).

99.2*	Financial statements and condensed consolidated pro forma financial information

*                                         Filed herewith